Summary Financial Data and Metrics

	Three Months Ended
Dollars in millions, except per share data	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ (4)
Results of Operations:
Net interest income	$1,621	$1,722	$1,734	$1,695	$1,663	$(101)	(5.9)%
Provision for credit losses	72	54	191	115	154	18	33.4
Net interest income after provision for credit losses	1,549	1,668	1,543	1,580	1,509	(119)	(7.2)
Noninterest income	692	715	699	678	635	(23)	(3.2)
Noninterest expense	1,536	1,572	1,491	1,500	1,493	(36)	(2.3)
Income before income taxes	705	811	751	758	651	(106)	(13.0)
Income tax expense	171	231	183	183	168	(60)	(25.5)
Net income	534	580	568	575	483	(46)	(8.1)
Preferred stock dividends	26	14	14	14	15	12	78.0
Net income available to common stockholders	$508	$566	$554	$561	$468	$(58)	(10.2)%
Adjusted net income available to common stockholders (1)	$534	$634	$573	$593	$513	$(100)	(15.6)%
Pre-tax, pre-provision net revenue (PPNR) (1)	777	865	942	873	805	(88)	(10.1)
Adjusted PPNR (1)	811	883	973	929	865	(72)	(8.2)
Per Share Information:
Diluted earnings per common share (EPS)	$42.63	$45.81	$43.08	$42.36	$34.47	$(3.18)	(6.9)%
Adjusted diluted EPS (1)	44.86	51.27	44.62	44.78	37.79	(6.41)	(12.5)
Book value per common share at period end	1,735.18	1,718.71	1,672.54	1,637.72	1,596.30	16.47	1.0
Tangible book value per common share (TBV) (1) at period end	1,689.96	1,674.11	1,628.64	1,594.38	1,553.06	15.85	1.0

Key Performance Metrics:							in bps (5):
Return on average assets (ROA)	0.93%	0.99%	0.98%	1.01%	0.87%		(6)
Adjusted ROA (1)	0.97	1.10	1.01	1.07	0.95		(13)
PPNR ROA (1)	1.35	1.47	1.62	1.54	1.45		(12)
Adjusted PPNR ROA (1)	1.41	1.50	1.67	1.64	1.56		(9)
Return on average common equity (ROE)	9.88	10.66	10.26	10.41	8.79		(78)
Adjusted ROE (1)	10.39	11.93	10.62	11.00	9.64		(154)
Return on average tangible common equity (ROTCE) (1)	10.14	10.94	10.53	10.69	9.04		(80)
Adjusted ROTCE (1)	10.67	12.25	10.91	11.30	9.91		(158)
Efficiency ratio	66.41	64.53	61.27	63.22	64.97		188
Adjusted efficiency ratio (1)	62.13	60.79	56.78	57.92	59.62		134
Net interest margin (NIM) (2)	3.09	3.20	3.26	3.26	3.26		(11)
NIM, excluding purchase accounting accretion (PAA) (1) (2)	3.01	3.11	3.15	3.14	3.12		(10)
Select Balance Sheet Items at Period End:
Total investment securities	$42,986	$41,564	$45,124	$43,346	$44,319	$1,422	3.40%
Total loans and leases	148,692	147,930	144,758	141,269	141,358	762	0.50
Total operating lease equipment, net	9,685	9,621	9,446	9,466	9,371	64	0.70
Total deposits	170,842	161,578	163,190	159,935	159,325	9,264	5.70
Total borrowings	33,962	36,008	38,675	38,112	38,406	(2,046)	(5.70)
Loan to deposit ratio	87.04%	91.55%	88.71%	88.33%	88.72%		(4.51)
Noninterest-bearing deposits to total deposits	25.52	25.16	26.20	25.56	25.59		0.36

Capital Ratios at Period End: (3)							in bps:
Total risk-based capital ratio	13.51%	13.71%	14.05%	14.25%	15.23%		(20)
Tier 1 risk-based capital ratio	11.79	11.91	12.15	12.63	13.35		(12)
Common equity Tier 1 ratio	10.83	11.15	11.65	12.12	12.81		(32)
Tier 1 leverage capital ratio	9.30	9.29	9.34	9.62	9.75		1

Asset Quality at Period End:							in bps:
Nonaccrual loans to total loans and leases	0.96%	0.88%	0.97%	0.93%	0.85%		8
Allowance for loan and lease losses (ALLL) to loans and leases	1.05	1.06	1.14	1.18	1.19		(1)
Net charge-off ratio for the period	0.30	0.39	0.65	0.33	0.41		(9)

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.
(4) Linked quarter (LQ)
(5) Basis points (bps)

Consolidated Statements of Income (Unaudited)

	Three Months Ended
Dollars in millions, except share and per share data	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Interest income
Loans and leases	$2,206	$2,290	$2,300	$2,270	$2,236	$(84)	(3.7)%
Investment securities	384	424	433	419	414	(40)	(9.4)
Deposits at banks	196	226	265	256	245	(30)	(13.5)
Total interest income	2,786	2,940	2,998	2,945	2,895	(154)	(5.3)
Interest expense
Deposits	833	861	911	894	893	(28)	(3.3)
Borrowings	332	357	353	356	339	(25)	(7.1)
Total interest expense	1,165	1,218	1,264	1,250	1,232	(53)	(4.4)
Net interest income	1,621	1,722	1,734	1,695	1,663	(101)	(5.9)
Provision for credit losses	72	54	191	115	154	18	33.4
Net interest income after provision for credit losses	1,549	1,668	1,543	1,580	1,509	(119)	(7.2)
Noninterest income
Rental income on operating lease equipment	281	281	273	272	270	—	—
Lending-related fees	69	64	67	69	66	5	9.3
Deposit fees and service charges	70	63	61	59	58	7	11.5
Client investment fees	53	54	58	52	53	(1)	(3.1)
Wealth management services	59	61	57	55	56	(2)	(2.7)
International fees	35	37	34	33	32	(2)	(3.6)
Factoring commissions	17	20	18	18	17	(3)	(15.5)
Cardholder services, net	38	37	39	41	41	1	0.3
Merchant services, net	13	13	12	13	14	—	—
Insurance commissions	13	12	13	14	14	1	8.0
Realized gain on sale of investment securities, net	—	3	—	—	—	(3)	(100.0)
Fair value adjustment on marketable equity securities, net	3	12	13	2	(5)	(9)	(72.8)
Gain on sale of leasing equipment, net	11	14	3	8	5	(3)	(20.3)
Loss on extinguishment of debt	(8)	(9)	—	—	—	1	10.6
Other noninterest income	38	53	51	42	14	(15)	(29.8)
Total noninterest income	692	715	699	678	635	(23)	(3.2)
Noninterest expense
Depreciation on operating lease equipment	101	102	98	100	98	(1)	(0.5)
Maintenance and other operating lease expenses	65	64	67	55	58	1	1.4
Personnel cost	869	849	817	810	818	20	2.3
Net occupancy expense	60	61	58	61	58	(1)	(2.1)
Equipment expense	136	151	137	131	136	(15)	(9.9)
Professional fees	24	34	26	30	25	(10)	(28.1)
Third-party processing fees	93	75	67	63	63	18	25.1
FDIC insurance expense	38	27	38	38	38	11	42.6
Marketing expense	30	45	33	32	32	(15)	(33.6)
Acquisition-related expenses	5	33	28	38	42	(28)	(86.5)
Intangible asset amortization	13	13	13	13	15	—	—
Other noninterest expense	102	118	109	129	110	(16)	(14.8)
Total noninterest expense	1,536	1,572	1,491	1,500	1,493	(36)	(2.3)
Income before income taxes	705	811	751	758	651	(106)	(13.0)
Income tax expense	171	231	183	183	168	(60)	(25.5)
Net income	$534	$580	$568	$575	$483	$(46)	(8.1)%
Preferred stock dividends	26	14	14	14	15	12	78.0
Net income available to common stockholders	$508	$566	$554	$561	$468	$(58)	(10.2)%

Basic earnings per common share	$42.63	$45.81	$43.08	$42.36	$34.47	$(3.18)	(6.9)%
Diluted earnings per common share	$42.63	$45.81	$43.08	$42.36	$34.47	$(3.18)	(6.9)
Weighted average common shares outstanding (basic)	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231	(438,129)	(3.5)
Weighted average common shares outstanding (diluted)	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231	(438,129)	(3.5)

Consolidated Balance Sheets (Unaudited)

Dollars in millions, except share data	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Assets
Cash and due from banks	$1,080	$801	$874	$889	$812	$279	34.8%
Interest-earning deposits at banks	23,189	19,801	24,798	26,184	24,692	3,388	17.1
Securities purchased under agreements to resell	223	232	83	300	345	(9)	(4.0)
Investment in marketable equity securities	130	127	110	97	95	3	2.5
Investment securities available for sale	33,314	31,790	34,963	33,060	33,900	1,524	4.8
Investment securities held to maturity	9,542	9,647	10,051	10,189	10,324	(105)	(1.1)
Assets held for sale	1,122	804	112	125	185	318	39.5
Loans and leases	148,692	147,930	144,758	141,269	141,358	762	0.5
Allowance for loan and lease losses	(1,558)	(1,566)	(1,652)	(1,672)	(1,680)	(8)	(0.5)
Loans and leases, net of allowance for loan and lease losses	147,134	146,364	143,106	139,597	139,678	770	0.5
Operating lease equipment, net	9,685	9,621	9,446	9,466	9,371	64	0.7
Premises and equipment, net	2,499	2,447	2,283	2,115	2,044	52	2.1
Goodwill	346	346	346	346	346	—	—
Other intangible assets, net	182	195	208	221	234	(13)	(6.5)
Other assets	7,513	7,523	7,108	7,064	6,796	(10)	(0.1)
Total assets	$235,959	$229,698	$233,488	$229,653	$228,822	$6,261	2.7%
Liabilities
Deposits:
Noninterest-bearing	$43,606	$40,653	$42,752	$40,879	$40,767	$2,953	7.3%
Interest-bearing	127,236	120,925	120,438	119,056	118,558	6,311	5.2
Total deposits	170,842	161,578	163,190	159,935	159,325	9,264	5.7
Credit balances of factoring clients	1,284	1,148	1,326	1,077	1,145	136	11.8
Borrowings:
Short-term borrowings	170	224	423	471	450	(54)	(24.0)
Long-term borrowings	33,792	35,784	38,252	37,641	37,956	(1,992)	(5.6)
Total borrowings	33,962	36,008	38,675	38,112	38,406	(2,046)	(5.7)
Other liabilities	7,823	8,726	8,311	8,233	7,651	(903)	(10.3)
Total liabilities	213,911	207,460	211,502	207,357	206,527	6,451	3.1
Stockholders’ equity
Preferred stock	1,765	1,375	881	881	881	390	28.4
Common stock:
Class A - $1 par value	11	11	12	12	12	—	—
Class B - $1 par value	1	1	1	1	1	—	—
Additional paid in capital	—	—	270	1,179	1,798	—	—
Retained earnings	20,343	20,768	20,866	20,337	19,802	(425)	(2.0)
Accumulated other comprehensive (loss) income	(72)	83	(44)	(114)	(199)	(155)	(186.2)
Total stockholders’ equity	22,048	22,238	21,986	22,296	22,295	(190)	(0.9)
Total liabilities and stockholders’ equity	$235,959	$229,698	$233,488	$229,653	$228,822	$6,261	2.7%

Notable Items

Dollars in millions, except share per share data	Three Months Ended					Increase (Decrease) from LQ
Notable Items (1)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Noninterest income
Rental income on operating lease equipment (2)	$(166)	$(166)	$(165)	$(155)	$(156)	$—
Realized gain on sale of investment securities, net	—	(3)	—	—	—	3
Fair value adjustment on marketable equity securities, net	(3)	(12)	(13)	(2)	5	9
Gain on sale of leasing equipment, net	(11)	(14)	(3)	(8)	(5)	3
Loss on extinguishment of debt	8	9	—	—	—	(1)
Impact of notable items on adjusted noninterest income	(172)	(186)	(181)	(165)	(156)	14
Noninterest expense
Depreciation on operating lease equipment (2)	(101)	(102)	(98)	(100)	(98)	1
Maintenance and other operating lease equipment expense (2)	(65)	(64)	(67)	(55)	(58)	(1)
Personnel cost (3)	(12)	—	(6)	—	—	(12)
Professional fees (4)	(6)	—	—	—	—	(6)
FDIC insurance special assessment	—	12	—	—	—	(12)
Acquisition-related expenses	(5)	(33)	(28)	(38)	(42)	28
Intangible asset amortization	(13)	(13)	(13)	(13)	(15)	—
Other noninterest expense (5)	(4)	(4)	—	(15)	(3)	—
Impact of notable items on adjusted noninterest expense	(206)	(204)	(212)	(221)	(216)	(2)
Impact of notable items on adjusted pre-tax income	34	18	31	56	60	16
Income tax impact (6)	8	(50)	12	24	15	58
Impact of notable items on adjusted net income	$26	$68	$19	$32	$45	$(42)

Impact of notable items on adjusted diluted EPS	$2.23	$5.46	$1.54	$2.42	$3.32

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Personnel cost in 1Q26 includes severance and retention costs; 3Q25 includes impairment of internal use software under development.
(4) Professional fees include costs for risk transformation and enhancements to technology in 1Q26.
(5) Other noninterest expense includes a write-off of other assets in 1Q26, a technology fee in 4Q25, an accrual resulting from a vendor dispute and an increase in litigation reserve in 2Q25, and impairment of capitalized software and related projects in 1Q25.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Condensed Adjusted Statements of Income (Unaudited) (1)

	Three Months Ended
Dollars in millions, except share and per share data	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Interest income	$2,786	$2,940	$2,998	$2,945	$2,895	$(154)	(5.3)%
Interest expense	1,165	1,218	1,264	1,250	1,232	(53)	(4.4)
Net interest income	1,621	1,722	1,734	1,695	1,663	(101)	(5.9)
Provision for credit losses	72	54	191	115	154	18	33.4
Net interest income after provision for credit losses	1,549	1,668	1,543	1,580	1,509	(119)	(7.2)
Noninterest income	520	529	518	513	479	(9)	(1.9)
Noninterest expense	1,330	1,368	1,279	1,279	1,277	(38)	(2.9)
Income before income taxes	739	829	782	814	711	(90)	(10.9)
Income tax expense	179	181	195	207	183	(2)	(1.4)
Net income	$560	$648	$587	$607	$528	$(88)	(13.5)%
Preferred stock dividends	26	14	14	14	15	12	78.0
Net income available to common stockholders	$534	$634	$573	$593	$513	$(100)	(15.6)%

Basic earnings per common share	$44.86	$51.27	$44.62	$44.78	$37.79	$(6.41)	(12.5)%
Diluted earnings per common share	44.86	51.27	44.62	44.78	37.79	(6.41)	(12.5)
Weighted average common shares outstanding (basic)	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231	(438,129)	(3.5)
Weighted average common shares outstanding (diluted)	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231	(438,129)	(3.5)
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Average Balance Sheets

	Three Months Ended					Increase (Decrease) from LQ
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Loans and leases (1) (2)	$148,666	$145,689	$141,785	$140,699	$139,491	$2,977	2.0%
Investment securities	41,757	44,306	44,827	43,935	43,555	(2,549)	(5.8)
Securities purchased under agreements to resell	305	285	284	237	283	20	7.0
Interest-earning deposits at banks	21,824	23,014	24,146	23,304	22,699	(1,190)	(5.2)
Total interest-earning assets (2)	$212,552	$213,294	$211,042	$208,175	$206,028	$(742)	(0.3)%

Operating lease equipment, net	$9,660	$9,495	$9,463	$9,419	$9,350	$165	1.7%
Cash and due from banks	921	847	757	804	787	74	8.8
Allowance for loan and lease losses	(1,587)	(1,649)	(1,702)	(1,713)	(1,705)	62	3.7
All other noninterest-earning assets	11,635	11,445	10,969	10,867	10,989	190	1.7
Total assets	$233,181	$233,432	$230,529	$227,552	$225,449	$(251)	(0.1)%
Interest-bearing deposits
Checking with interest	$25,341	$23,907	$23,028	$22,929	$23,931	$1,434	6.0%
Money market	41,196	39,792	39,396	37,980	36,760	1,404	3.5
Savings	46,720	46,618	47,005	46,163	43,918	102	0.2
Time deposits	11,946	11,116	11,146	11,510	12,615	830	7.5
Total interest-bearing deposits	125,203	121,433	120,575	118,582	117,224	3,770	3.1
Borrowings:
Securities sold under customer repurchase agreements	$197	$265	$442	$471	$428	$(68)	(25.6)%
Senior unsecured borrowings	718	556	555	555	169	162	29.3
Subordinated debt	1,771	1,774	1,350	1,473	959	(3)	(0.2)
Other borrowings	32,648	35,601	35,911	35,880	35,842	(2,953)	(8.3)
Long-term borrowings	35,137	37,931	37,816	37,908	36,970	(2,794)	(7.4)
Total borrowings	35,334	38,196	38,258	38,379	37,398	(2,862)	(7.5)
Total interest-bearing liabilities	$160,537	$159,629	$158,833	$156,961	$154,622	$908	0.6%

Noninterest-bearing deposits	$40,724	$41,758	$40,049	$39,082	$39,154	$(1,034)	(2.5)%
Credit balances of factoring clients	1,224	1,358	1,175	1,157	1,089	(134)	9.9
Other noninterest-bearing liabilities	8,209	8,490	8,181	7,864	8,127	(281)	(3.3)
Stockholders' equity	22,487	22,197	22,291	22,488	22,457	290	1.3
Total liabilities and stockholders’ equity	$233,181	$233,432	$230,529	$227,552	$225,449	$(251)	(0.1)%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Net Interest Income

	Three Months Ended					Increase (Decrease) from LQ
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Loans and leases (1) (2)	$2,206	$2,290	$2,300	$2,270	$2,236	$(84)	(3.7)%
Investment securities	382	421	430	416	411	(39)	(9.5)
Securities purchased under agreements to resell	2	3	3	3	3	(1)	(4.6)
Interest-earning deposits at banks	196	226	265	256	245	(30)	(13.5)
Total interest-earning assets (2)	$2,786	$2,940	$2,998	$2,945	$2,895	$(154)	(5.3)%

Interest-bearing deposits
Checking with interest	$95	$94	$99	$97	$104	$1	0.2%
Money market	242	260	280	269	257	(18)	(6.6)
Savings	398	412	435	428	417	(14)	(3.4)
Time deposits	98	95	97	100	115	3	3.1
Total interest-bearing deposits	833	861	911	894	893	(28)	(3.3)
Borrowings:
Securities sold under customer repurchase agreements	—	—	1	—	1	—	—
Senior unsecured borrowings	10	7	7	8	2	3	28.4
Subordinated debt	23	24	17	19	8	(1)	1.3
Other borrowings	299	326	328	329	328	(27)	(8.4)
Long-term borrowings	332	357	352	356	338	(25)	(7.0)
Total borrowings	332	357	353	356	339	(25)	(7.1)
Total interest-bearing liabilities	$1,165	$1,218	$1,264	$1,250	$1,232	$(53)	(4.4)%

Net interest income	$1,621	$1,722	$1,734	$1,695	$1,663	$(101)	(5.9)%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Yields, Rates, Net Interest Margin, and Deposits by Type

	Three Months Ended					Increase (Decrease) from LQ in bps
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Loans and leases (1) (2)	6.01%	6.24%	6.44%	6.47%	6.49%	(23)
Investment securities	3.67	3.80	3.83	3.79	3.79	(13)
Securities purchased under agreements to resell	3.65	4.00	4.32	4.34	4.37	(35)
Interest-earning deposits at banks	3.64	3.90	4.36	4.40	4.38	(26)
Total interest-earning assets (2)	5.30%	5.48%	5.64%	5.67%	5.68%	(18)

Interest-bearing deposits
Checking with interest	1.52%	1.57%	1.70%	1.69%	1.77%	(5)
Money market	2.38	2.59	2.82	2.84	2.83	(21)
Savings	3.46	3.51	3.66	3.72	3.85	(5)
Time deposits	3.31	3.38	3.45	3.48	3.71	(7)
Total interest-bearing deposits	2.70	2.81	3.00	3.02	3.09	(11)
Borrowings:
Securities sold under customer repurchase agreements	0.37	0.52	0.51	0.57	0.52	(15)
Senior unsecured borrowings	5.23	5.27	5.27	5.27	4.88	(4)
Subordinated debt	5.28	5.20	5.02	5.23	3.36	8
Other borrowings	3.66	3.67	3.66	3.66	3.66	(1)
Long-term borrowings	3.78	3.76	3.73	3.74	3.66	2
Total borrowings	3.76	3.74	3.70	3.71	3.62	2
Total interest-bearing liabilities	2.93%	3.03%	3.16%	3.19%	3.22%	(10)

Net interest income
Net interest spread (2)	2.37%	2.45%	2.48%	2.48%	2.46%	(8)
Net interest margin (2)	3.09%	3.20%	3.26%	3.26%	3.26%	(11)

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Deposits by Type
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Noninterest-bearing demand	$43,606	$40,653	$42,752	$40,879	$40,767	$2,953	7.3%
Checking with interest	25,599	24,377	23,731	23,283	23,041	1,222	5.0
Money market	41,136	38,687	38,718	37,654	37,705	2,449	6.3
Savings	47,258	46,625	46,915	46,877	45,817	633	1.4
Time	13,243	11,236	11,074	11,242	11,995	2,007	17.9
Total deposits	$170,842	$161,578	$163,190	$159,935	$159,325	$9,264	5.7%

Loans and Credit Quality

Loans and Leases by Class
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ

Commercial
Commercial and industrial	$45,753	$44,721	$44,909	$43,929	$43,930	$1,032	2.3%
Capital call lines	32,274	31,791	28,643	26,036	26,144	483	1.5
Owner occupied commercial mortgage	17,502	17,660	17,232	17,053	16,951	(158)	(0.9)
Investor dependent	2,714	2,778	2,772	2,777	2,958	(64)	(2.3)
Commercial real estate	23,707	23,784	23,255	23,614	23,620	(77)	(0.3)
Total commercial	121,950	120,734	116,811	113,409	113,603	1,216	1.0
Consumer
Residential mortgage	21,698	21,861	22,653	22,657	22,668	(163)	(0.7)
Revolving mortgage	2,863	2,863	2,794	2,736	2,635	—	—
Auto	1,332	1,416	1,463	1,490	1,487	(84)	(5.9)
Other consumer	849	1,056	1,037	977	965	(207)	(19.6)
Total consumer	26,742	27,196	27,947	27,860	27,755	(454)	(1.7)
Total loans and leases	148,692	147,930	144,758	141,269	141,358	762	0.5
Less: allowance for loan and lease losses	(1,558)	(1,566)	(1,652)	(1,672)	(1,680)	(8)	(0.5)
Total loans and leases, net of allowance for loan and lease losses	$147,134	$146,364	$143,106	$139,597	$139,678	$770	0.5%

Accruing Loans, 30-89 Days Past Due
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Commercial
Commercial and industrial	$251	$288	$325	$180	$363	$(37)	(13.0)%
Capital call lines	31	—	—	—	—	31	100.0
Owner occupied commercial mortgage	89	97	52	86	66	(8)	(8.0)
Investor dependent	8	12	3	4	11	(4)	(31.9)
Commercial real estate	97	252	119	115	199	(155)	(61.2)
Total commercial	476	649	499	385	639	(173)	(26.6)
Consumer
Residential mortgage	173	210	151	169	214	(37)	(17.8)
Revolving mortgage	27	29	19	16	22	(2)	(11.0)
Auto	12	18	12	11	12	(6)	(30.1)
Other consumer	6	8	7	9	8	(2)	(19.3)
Total consumer	218	265	189	205	256	(47)	(17.9)
Total loans and leases	$694	$914	$688	$590	$895	$(220)	(24.0)%

As a percentage of total loans
Commercial							in bps:
Commercial and industrial	0.55%	0.65%	0.72%	0.41%	0.83%		(10)
Capital call lines	0.10	—	—	—	—		10
Owner occupied commercial mortgage	0.51	0.55	0.30	0.50	0.39		(4)
Investor dependent	0.30	0.44	0.09	0.13	0.37		(14)
Commercial real estate	0.41	1.06	0.51	0.49	0.84		(65)
Total commercial	0.39	0.54	0.43	0.34	0.56		(15)
Consumer
Residential mortgage	0.79	0.96	0.67	0.75	0.95		(17)
Revolving mortgage	0.92	1.04	0.69	0.60	0.82		(12)
Auto	0.92	1.24	0.84	0.73	0.79		(32)
Other consumer	0.76	0.76	0.63	0.85	0.78		—
Total consumer	0.81	0.97	0.68	0.73	0.92		(16)
Total loans and leases	0.47	0.62%	0.48%	0.42%	0.63%		(15)

Loans and Credit Quality

Accruing Loans, 90+ Days Past Due
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Commercial
Commercial and industrial	$35	$63	$10	$10	$10	$(28)	(44.2)%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	16	1	—	8	3	15	nm
Investor dependent	—	—	—	—	—	—	—
Commercial real estate	185	171	191	113	112	14	8.2
Total commercial	236	235	201	131	125	1	0.7
Consumer
Residential mortgage	7	7	6	5	6	—	—
Revolving mortgage	—	—	—	—	—	—	—
Auto	—	—	—	—	—	—	—
Other consumer	2	2	2	2	3	—	—
Total consumer	9	9	8	7	9	—	—
Total loans and leases	$245	$244	$209	$138	$134	$1	0.8%

As a percentage of total loans
Commercial							in bps:
Commercial and industrial	0.08%	0.14%	0.02%	0.02%	0.02%		(6)
Capital call lines	—	—	—	—	—		—
Owner occupied commercial mortgage	0.09	—	—	0.04	0.02		9
Investor dependent	—	—	—	—	—		—
Commercial real estate	0.78	0.72	0.82	0.48	0.47		6
Total commercial	0.19	0.19	0.17	0.12	0.11		—
Consumer
Residential mortgage	0.03	0.03	0.03	0.02	0.03		—
Revolving mortgage	0.01	—	—	—	—		1
Auto	—	—	—	—	—		—
Other consumer	0.24	0.20	0.22	0.26	0.33		4
Total consumer	0.04	0.03	0.03	0.03	0.03		1
Total loans and leases	0.17%	0.16%	0.15%	0.10%	0.09%		1

Loans and Credit Quality

Nonaccrual Loans
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Commercial
Commercial and industrial	$461	$456	$595	$583	$487	$5	1.3%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	162	159	158	92	76	3	1.6
Investor dependent	37	49	61	69	70	(12)	(24.5)
Commercial real estate	524	418	383	366	380	106	25.2
Total commercial	1,184	1,082	1,197	1,110	1,013	102	9.4
Consumer
Residential mortgage	196	179	167	168	158	17	9.6
Revolving mortgage	38	35	33	32	26	3	6.9
Auto	10	9	8	8	8	1	7.7
Other consumer	1	2	1	1	1	(1)	(40.7)
Total consumer	245	225	209	209	193	20	8.7
Total loans and leases	$1,429	$1,307	$1,406	$1,319	$1,206	$122	9.3%

As a percentage of total loans
Commercial							in bps:
Commercial and industrial	1.01%	1.02%	1.33%	1.33%	1.11%		(1)
Capital call lines	—	—	—	—	—		—
Owner occupied commercial mortgage	0.93	0.90	0.91	0.54	0.45		3
Investor dependent	1.35	1.75	2.19	2.49	2.34		(40)
Commercial real estate	2.21	1.76	1.65	1.55	1.61		45
Total commercial	0.97	0.90	1.02	0.98	0.89		7
Consumer
Residential mortgage	0.90	0.82	0.74	0.74	0.69		8
Revolving mortgage	1.31	1.22	1.18	1.16	1.02		9
Auto	0.77	0.67	0.57	0.55	0.54		10
Other consumer	0.14	0.19	0.13	0.12	0.15		(5)
Total consumer	0.92	0.83	0.75	0.75	0.70		9
Total loans and leases	0.96%	0.88%	0.97%	0.93%	0.85%		8

Criticized Commercial Loans (1)
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ

Commercial and industrial	$3,434	$3,487	$3,678	$3,856	$4,121	$(53)	(1.5)%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	1,004	978	1,064	1,010	1,032	26	2.6
Investor dependent	577	646	617	647	731	(69)	(10.5)
Commercial real estate	1,620	1,779	1,816	1,899	1,864	(159)	(8.9)
Total criticized commercial loans	$6,635	$6,890	$7,175	$7,412	$7,748	$(255)	(3.7)%

As a percentage of total loans							in bps:
Commercial and industrial	7.51%	7.80%	8.19%	8.78%	9.38%		(29)
Capital call lines	—	—	—	—	—		—
Owner occupied commercial mortgage	5.74	5.54	6.17	5.93	6.09		20
Investor dependent	21.28	23.22	22.26	23.30	24.66		(194)
Commercial real estate	6.84	7.48	7.81	8.04	7.89		(64)
Total criticized commercial loans	5.44%	5.71%	6.14%	6.54%	6.82%		(27)
(1) Consists of commercial loans rated as special mention, substandard, or doubtful.

Loans and Credit Quality

Net Charge-offs	Three Months Ended
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Commercial
Commercial and industrial	$84	$76	$184	$76	$65	$8	7.8%
Capital call lines	—	—	—	—	—	—	—
Owner occupied commercial mortgage	4	4	2	1	—	—	—
Investor dependent	5	20	17	19	34	(15)	(73.5)
Commercial real estate	12	39	23	20	40	(27)	(68.8)
Total commercial	105	139	226	116	139	(34)	(25.6)
Consumer
Residential mortgage	(1)	(1)	4	(1)	—	—	—
Revolving mortgage	—	—	—	(1)	—	—	—
Auto	1	1	—	1	1	—	—
Other consumer	6	4	4	4	4	2	34.6
Total consumer	6	4	8	3	5	2	79.8
Total net charge-offs	$111	$143	$234	$119	$144	$(32)	(22.8)%

Net charge-off ratio (1)
Commercial							in bps:
Commercial and industrial	0.73%	0.68%	1.65%	0.69%	0.60%		5
Capital call lines	—	—	—	—	—		—
Owner occupied commercial mortgage	0.09	0.09	0.05	0.01	—		—
Investor dependent	0.77	2.88	2.44	2.71	4.46		(211)
Commercial real estate	0.21	0.67	0.39	0.33	0.68		(46)
Total commercial	0.34	0.47	0.78	0.41	0.49		(13)
Consumer
Residential mortgage	—	(0.02)	0.07	(0.02)	—		2
Revolving mortgage	(0.04)	(0.02)	—	(0.02)	(0.03)		(2)
Auto	0.53	0.23	0.25	0.21	0.28		30
Other consumer	2.28	1.54	1.42	1.68	1.63		74
Total consumer	0.10	0.05	0.12	0.05	0.07		5
Total net charge-offs (2)	0.30%	0.39%	0.65%	0.33%	0.41%		(9)

(1) Annualized net charge-offs as a percentage of average loans (calculated as the average of beginning and ending balances unless otherwise noted).
(2) Annualized net charge-offs as a percentage of the average daily balance for the period.

Loans and Credit Quality

Allowance for Loan and Lease Losses (ALLL)	Three Months Ended
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
ALLL at beginning of period	$1,566	$1,652	$1,672	$1,680	$1,676	$(86)	(5.2)%
Provision for loan and lease losses	103	57	214	111	148	46	77.4
Charge-offs	(132)	(174)	(256)	(144)	(167)	(42)	(23.8)
Recoveries	21	31	22	25	23	(10)	(31.5)
Net charge-offs	(111)	(143)	(234)	(119)	(144)	(32)	(22.2)
ALLL at end of period	$1,558	$1,566	$1,652	$1,672	$1,680	$(8)	(0.5)%

Allowance for Loan and Lease Losses (ALLL)
Dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	Increase (Decrease) from LQ
Commercial
Commercial and industrial	$808	$807	$814	$829	$833	$1	0.1%
Capital call lines	29	29	29	48	44	—	—
Owner occupied commercial mortgage	52	50	52	53	54	2	4.1
Investor dependent	166	181	201	177	176	(15)	(8.2)
Commercial real estate	373	369	428	405	410	4	1.2
Total commercial	1,428	1,436	1,524	1,512	1,517	(8)	(0.5)
Consumer
Residential mortgage	70	67	69	89	87	3	3.0
Revolving mortgage	28	26	22	19	23	2	7.7
Auto	9	9	10	9	9	—	—
Other consumer	23	28	27	43	44	(5)	(16.7)
Total consumer	130	130	128	160	163	—	—
Total ALLL	$1,558	$1,566	$1,652	$1,672	$1,680	$(8)	(0.6)%

As a percentage of loans
Commercial							in bps:
Commercial and industrial	1.77%	1.80%	1.82%	1.89%	1.90%		(3)
Capital call lines	0.09	0.09	0.10	0.18	0.17		—
Owner occupied commercial mortgage	0.30	0.28	0.30	0.31	0.32		2
Investor dependent	6.12	6.52	7.24	6.37	5.97		(40)
Commercial real estate	1.58	1.55	1.84	1.72	1.73		3
Total commercial	1.17	1.19	1.31	1.34	1.34		(2)
Consumer
Residential mortgage	0.32	0.31	0.30	0.39	0.38		1
Revolving mortgage	0.96	0.89	0.78	0.70	0.87		7
Auto	0.70	0.67	0.66	0.63	0.60		3
Other consumer	2.71	2.62	2.54	4.32	4.59		9
Total consumer	0.48	0.48	0.45	0.56	0.58		—
Total loans and leases	1.05%	1.06%	1.14%	1.18%	1.19%		(1)

Statements of Income by Segment

General Bank	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net interest income	$813	$841	$846	$824	$788	$(28)	(3.4)%
Total noninterest income	172	170	166	164	164	2	0.9
Total revenue	985	1,011	1,012	988	952	(26)	(2.7)
Personnel cost	215	211	210	207	210	4	2.0
All other noninterest expense	385	393	372	373	355	(8)	(2.2)
Total noninterest expense	600	604	582	580	565	(4)	(0.7)
Provision for credit losses	17	17	1	13	46	—	—
Income before income taxes	368	390	429	395	341	(22)	(5.9)
Income tax expense	90	82	109	101	88	8	9.5
Net income	$278	$308	$320	$294	$253	$(30)	(10.0)

Commercial Bank	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net interest income	$802	$834	$796	$789	$786	$(32)	(3.9)%
Noninterest Income
Rental income on operating lease equipment	55	55	54	54	56	—	—
All other noninterest income	230	241	236	228	201	(11)	(5.0)
Total noninterest income	285	296	290	282	257	(11)	(3.9)
Total revenue	1,087	1,130	1,086	1,071	1,043	(43)	(3.9)
Noninterest Expense
Personnel cost	199	180	184	183	190	19	10.2
Depreciation on operating lease equipment	43	44	43	44	44	(1)	(1.2)
All other noninterest expense	404	432	412	422	420	(28)	(6.8)
Total noninterest expense	646	656	639	649	654	(10)	(1.7)
Provision for credit losses	55	37	190	102	108	18	48.3
Income before income taxes	386	437	257	320	281	(51)	(11.6)
Income tax expense	95	102	64	82	72	(7)	(5.8)
Net income	$291	$335	$193	$238	$209	$(44)	(13.4)

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Rental income on operating leases (GAAP)	$55	$55	$54	$54	$56	$—	—%
Less: depreciation on operating lease equipment	43	44	43	44	44	(1)	(1.2)
Adjusted rental income on operating lease equipment (non-GAAP)	$12	$11	$11	$10	$12	$1	9.1

Statements of Income by Segment

Rail	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net interest expense	$(58)	$(53)	$(55)	$(53)	$(52)	$(5)	(9.1)%
Noninterest Income
Rental income on operating lease equipment	226	226	219	218	214	—	—
All other noninterest income	9	9	2	3	2	—	—
Total noninterest income	235	235	221	221	216	—	—
Total revenue	177	182	166	168	164	(5)	(2.5)
Noninterest Expense
Personnel cost	8	6	6	6	8	2	21.7
Depreciation on operating lease equipment	58	58	55	56	54	—	—
Maintenance and other operating lease expenses	65	64	67	55	58	1	1.4
All other noninterest expense	17	16	16	26	14	1	10.8
Total noninterest expense	148	144	144	143	134	4	2.7
Income before income taxes	29	38	22	25	30	(9)	(21.6)
Income tax expense	7	9	5	6	8	(2)	(15.7)
Net income	$22	$29	$17	$19	$22	$(7)	(23.3)

Rental Income on Operating Lease Equipment (non-GAAP)	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Rental income on operating leases (GAAP)	$226	$226	$219	$218	$214	$—	—%
Less: depreciation on operating lease equipment	58	58	55	56	54	—	—
Less: maintenance and other operating lease expenses	65	64	67	55	58	1	1.4
Adjusted rental income on operating lease equipment (non-GAAP)	$103	$104	$97	$107	$102	$(1)	(1.0)

Corporate (1)	Three Months Ended					Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net interest income	$64	$100	$147	$135	$141	$(36)	(35.5)%
Total noninterest income	—	14	22	11	(2)	(14)	(98.3)
Total revenue	64	114	169	146	139	(50)	(42.9)
Personnel cost	447	452	417	414	410	(5)	(0.9)
Acquisition-related expenses	5	33	28	38	42	(28)	(86.5)
All other noninterest expense (2)	(310)	(317)	(319)	(324)	(312)	7	2.4
Total noninterest expense	142	168	126	128	140	(26)	(15.0)
(Loss) Income before income taxes	(78)	(54)	43	18	(1)	(24)	(43.1)
Income tax (benefit) expense	(21)	38	5	(6)	—	(59)	(151.7)
Net (loss) income	$(57)	$(92)	$38	$24	$(1)	$35	38.2

(1) BancShares’ segments include the General Bank, Commercial Bank, and Rail. All other financial information not included in the segments is reported in the Corporate section of the segment disclosures.
(2) Under BancShares’ segment expense allocation methodology, allocated expenses increase noninterest expense of the applicable segment(s), with an offsetting decrease to Corporate noninterest expense. “All other noninterest expense” in the table above includes the effect of allocated expenses, resulting in a reduction to expense (i.e contra expense) for Corporate.

Loans and Deposits by Segment

Loans and Leases						Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
At Period End
General Bank	$64,367	$64,958	$65,225	$64,987	$64,847	$(591)	(0.9)%
Commercial Bank	84,263	82,910	79,470	76,220	76,449	1,353	1.6
Rail and Corporate	62	62	63	62	62	—	—
Total loans and leases	$148,692	$147,930	$144,758	$141,269	$141,358	$762	0.5%

	Three Months Ended
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Average Balances
General Bank	$64,884	$65,324	$65,059	$64,949	$64,891	$(440)	(0.7)%
Commercial Bank	83,993	81,400	77,608	76,700	75,847	2,593	3.2
Rail and Corporate	244	220	190	142	42	24	11.0
Total loans and leases	$149,121	$146,944	$142,857	$141,791	$140,780	$2,177	1.5%

Deposits						Increase (Decrease) from LQ
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
At Period End
General Bank	$75,914	$74,796	$74,596	$73,499	$74,309	$1,118	1.5%
Commercial Bank	47,191	41,532	42,869	40,697	40,014	5,659	13.6
Rail	2	2	2	3	12	—	—
Corporate- Direct Bank	45,408	44,802	45,146	45,111	44,170	606	1.4
Corporate- other (1)	2,327	446	577	625	820	1,881	421.7
Corporate	47,735	45,248	45,723	45,736	44,990	2,487	5.5
Total deposits	$170,842	$161,578	$163,190	$159,935	$159,325	$9,264	5.7%

	Three Months Ended
dollars in millions	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Average Balances
General Bank	$75,199	$75,398	$73,882	$73,645	$73,528	$(199)	(0.3)%
Commercial Bank	44,546	42,273	40,619	38,497	38,930	2,273	5.4
Rail	2	2	2	7	16	—	—
Corporate- Direct Bank	44,883	44,818	45,221	44,444	42,460	65	0.2
Corporate- other (1)	1,297	700	900	1,071	1,444	597	85.3
Corporate	46,180	45,518	46,121	45,515	43,904	662	1.5
Total deposits	$165,927	$163,191	$160,624	$157,664	$156,378	$2,736	1.7%

(1) Includes brokered and other deposits not allocated to the General Bank, Commercial Bank or Rail segments.

Purchase Accounting Summary

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Loans and leases (including off-balance sheet exposure) (1)
Beginning balance - unamortized fair value mark	$(1,351)	$(1,411)	$(1,483)	$(1,561)	$(1,644)
Other	3	1	1	3	—
Accretion	48	59	71	75	83
Ending balance	$(1,300)	$(1,351)	$(1,411)	$(1,483)	$(1,561)

Core deposits and other intangibles
Beginning balance	$195	$208	$221	$234	$249
Amortization	(13)	(13)	(13)	(13)	(15)
Ending balance	$182	$195	$208	$221	$234

Deposits (2)
Beginning balance - unamortized fair value mark	$—	$—	$—	$—	$(1)
Amortization	—	—	—	—	1
Ending balance	$—	$—	$—	$—	$—

Borrowings (2)
Beginning balance - unamortized fair value mark	$78	$97	$107	$116	$126
Amortization	(9)	(10)	(10)	(9)	(10)
Loss on extinguishment of debt	(8)	(9)	—	—	—
Ending balance	$61	$78	$97	$107	$116

Note – The summary above only includes select information and is not intended to represent all purchase accounting adjustments.
(1) Purchase accounting marks on loans and leases is comprised of credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the receivable or in full in the event of prepayment.
(2) Purchase accounting marks on deposits and borrowings represent interest rate marks and are recognized using the level-yield method over the remaining term of the liability.

Non-GAAP Reconciliations

		Three Months Ended
Dollars in millions, except share and per share data		March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net income and EPS
Net income (GAAP)	a	$534	$580	$568	$575	$483
Preferred stock dividends		26	14	14	14	15
Net income available to common stockholders (GAAP)	b	$508	$566	$554	$561	$468
Total notable items, after income tax	c	26	68	19	32	45
Adjusted net income (non-GAAP)	d = (a+c)	560	648	587	607	528
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$534	$634	$573	$593	$513
Weighted average common shares outstanding
Basic	f	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231
Diluted	g	11,924,899	12,363,028	12,849,339	13,237,226	13,575,231
EPS (GAAP)
Basic	b/f	$42.63	$45.81	$43.08	$42.36	$34.47
Diluted	b/g	42.63	45.81	43.08	42.36	34.47
Adjusted EPS (non-GAAP)
Basic	e/f	$44.86	$51.27	$44.62	$44.78	$37.79
Diluted	e/g	44.86	51.27	44.62	44.78	37.79

Noninterest income and expense
Noninterest income (GAAP)	h	$692	$715	$699	$678	$635
Impact of notable items, before income tax		(172)	(186)	(181)	(165)	(156)
Adjusted noninterest income (non-GAAP)	i	$520	$529	$518	$513	$479

Noninterest expense (GAAP)	j	$1,536	$1,572	$1,491	$1,500	$1,493
Impact of notable items, before income tax		(206)	(204)	(212)	(221)	(216)
Adjusted noninterest expense (non-GAAP)	k	$1,330	$1,368	$1,279	$1,279	$1,277

PPNR
Net income (GAAP)	a	$534	$580	$568	$575	$483
Plus: provision for credit losses		72	54	191	115	154
Plus: income tax expense		171	231	183	183	168
PPNR (non-GAAP)	l	$777	$865	$942	$873	$805
Impact of notable items (1)		34	18	31	56	60
Adjusted PPNR (non-GAAP)	m	$811	$883	$973	$929	$865
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended
Dollars in millions		March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
ROA
Net income (GAAP)	a	$534	$580	$568	$575	$483
Annualized net income	n = a annualized	2,164	2,303	2,254	2,307	1,956
Adjusted net income (non-GAAP)	d	560	648	587	607	528
Annualized adjusted net income	p = d annualized	2,272	2,571	2,332	2,435	2,139
Average assets	o	233,181	233,432	230,529	227,552	225,449
ROA	n/o	0.93%	0.99%	0.98%	1.01%	0.87%
Adjusted ROA (non-GAAP)	p/o	0.97	1.10	1.01	1.07	0.95

PPNR ROA
PPNR (non-GAAP)	l	$777	$865	$942	$873	$805
Annualized PPNR	q = l annualized	3,152	3,430	3,738	3,501	3,264
Adjusted PPNR (non-GAAP)	m	811	883	973	929	865
Annualized adjusted PPNR	r = m annualized	3,288	3,504	3,860	3,728	3,507
PPNR ROA (non-GAAP)	q/o	1.35%	1.47%	1.62%	1.54%	1.45%
Adjusted PPNR ROA (non-GAAP)	r/o	1.41	1.50	1.67	1.64	1.56

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,062	$2,247	$2,196	$2,249	$1,898
Annualized adjusted net income available to common stockholders	t = e annualized	$2,170	$2,515	$2,275	$2,377	$2,081

Average stockholders' equity (GAAP)		$22,487	$22,197	$22,291	$22,488	$22,457
Less: average preferred stock		1,613	1,117	881	881	881
Average common stockholders' equity	u	$20,874	$21,080	$21,410	$21,607	$21,576
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		191	204	216	229	244
Average tangible common equity (non-GAAP)	v	$20,337	$20,530	$20,848	$21,032	$20,986
ROE	s/u	9.88%	10.66%	10.26%	10.41%	8.79%
Adjusted ROE (non-GAAP)	t/u	10.39	11.93	10.62	11.00	9.64
ROTCE (non-GAAP)	s/v	10.14	10.94	10.53	10.69	9.04
Adjusted ROTCE (non-GAAP)	t/v	10.67	12.25	10.91	11.30	9.91

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,048	$22,238	$21,986	$22,296	$22,295
Less: preferred stock		1,765	1,375	881	881	881
Common equity	x	$20,283	$20,863	$21,105	$21,415	$21,414
Less: goodwill		346	346	346	346	346
Less: other intangible assets		182	195	208	221	234
Tangible common equity (non-GAAP)	y	$19,755	$20,322	$20,551	$20,848	$20,834
Total assets (GAAP)	z	235,959	229,698	233,488	229,653	228,822
Tangible assets (non-GAAP)	aa	235,430	229,157	232,934	229,086	228,242
Total equity to total assets (GAAP)	w/z	9.34%	9.68%	9.42%	9.71%	9.74%
Tangible common equity to tangible assets (non-GAAP)	y/aa	8.39	8.87	8.82	9.10	9.13
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

		Three Months Ended
Dollars in millions, except share and per share data		March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	11,689,314	12,139,159	12,618,629	13,075,979	13,414,938
Book value per share	x/bb	$1,735.18	$1,718.71	$1,672.54	$1,637.72	$1,596.30
Tangible book value per common share (non-GAAP)	y/bb	1,689.96	1,674.11	1,628.64	1,594.38	1,553.06

Efficiency ratio
Net interest income	cc	$1,621	$1,722	$1,734	$1,695	$1,663
Efficiency ratio (GAAP)	j / (h + cc)	66.41%	64.53%	61.27%	63.22%	64.97%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	62.13	60.79	56.78	57.92	59.62

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$281	$281	$273	$272	$270
Less: depreciation on operating lease equipment		101	102	98	100	98
Less: maintenance and other operating lease expenses		65	64	67	55	58
Adjusted rental income on operating lease equipment (non-GAAP)		$115	$115	$108	$117	$114

Rental income on operating lease equipment: Commercial Bank Segment
Rental income on operating leases (GAAP)		$55	$55	$54	$54	$56
Less: depreciation on operating lease equipment		43	44	43	44	44
Adjusted rental income on operating lease equipment (non-GAAP)		$12	$11	$11	$10	$12

Rental income on operating lease equipment: Rail Segment
Rental income on operating leases (GAAP)		$226	$226	$219	$218	$214
Less: depreciation on operating lease equipment		58	58	55	56	54
Less: maintenance and other operating lease expenses		65	64	67	55	58
Adjusted rental income on operating lease equipment (non-GAAP)		$103	$104	$97	$107	$102
Note: Certain items above do not precisely recalculate as presented due to rounding.

Non-GAAP Reconciliations

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,621	$1,722	$1,734	$1,695	$1,663
Loan PAA	dd	48	59	71	75	84
Other PAA	ee	(9)	(10)	(10)	(9)	(9)
PAA	ff = (dd + ee)	$39	$49	$61	$66	$75
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,582	$1,673	$1,673	$1,629	$1,588

Annualized net interest income	hh = cc annualized	$6,575	$6,834	$6,878	$6,800	$6,744
Annualized net interest income, excluding PAA	ii = gg annualized	6,416	6,640	6,637	6,533	6,439
Average interest-earning assets	jj	212,552	213,294	211,042	208,175	206,028

NIM (GAAP)	hh/jj	3.09%	3.20%	3.26%	3.26%	3.26%
NIM, excluding PAA (non-GAAP)	ii/jj	3.01	3.11	3.15	3.14	3.12

Interest income on loans (GAAP)		$2,206	$2,290	$2,300	$2,270	$2,236
Less: loan PAA	dd	48	59	71	75	84
Interest income on loans, excluding loan PAA (non-GAAP)		$2,158	$2,231	$2,229	$2,195	$2,152

Personnel cost
Personnel cost (GAAP)		$869	$849	$817	$810	$818
Less: impact of notable items		12	—	6	—	—
Adjusted personnel cost (non-GAAP)		$857	$849	$811	$810	$818

Professional fees
Professional fees (GAAP)		$24	$34	$26	$30	$25
Less: impact of notable items		6	—	—	—	—
Adjusted professional fees (non-GAAP)		$18	$34	$26	$30	$25

Note: Certain items above do not precisely recalculate as presented due to rounding.